UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 19, 2017

Commission File Number 333-146627

BARON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	26-0582528
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

300 S. C.M. Allen Parkway
Suite 400
                        San Marcos, TX  78666
(Address of principal executive offices) (Zip Code)

                           (512) 392-5775
Registrant's telephone number, including area code

_____________________________________
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act: None
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By authority granted to the Board of Directors of the Registrant by its Articles of Incorporation, the Registrant filed a Certificate of Designations effective April 19, 2017, with the Nevada Secretary of State, establishing a series of Preferred Stock designated as "Series B Redeemable Preferred Shares" consisting of 3,000,000 shares and having a stated value of $1.00 per share with the relative rights and preferences as set forth in such Certificate of Designations.

Shareholder approval was not required to establish or file the Certificate of Designations to designate the Series B Redeemable Preferred Shares under the Articles of Incorporation and Nevada statutory law.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.4	Certificate of Designation of Series B Redeemable Preferred Shares filed with the Nevada Secretary of State on April 19, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARON ENERGY, INC

Date: April 24, 2017	By:	s/Ronnie L. Steinocher
	Name:	Ronnie L. Steinocher
	Title:	President and Chief Executive Officer